                                                                   Exhibit 10.17

                                                             [EXECUTION VERSION]


                               GIVEN IMAGING LTD.

                               AMENDMENT NO. 1 TO
                            INVESTOR RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT (the "AMENDMENT") is made and entered into as of the 16th day of July, 2001 by and among Given Imaging Ltd. (the "COMPANY"), PW Juniper Crossover Fund, LLC ("JUNIPER"), OrbiMed Advisors, LLC ("ORBIMED ADVISORS"), the Ordinary Shareholders listed on EXHIBIT A hereto and certain holders of Series A Shares listed on EXHIBIT B (the "ORBIMED INVESTORS" and, together with the Ordinary Shareholders, the "REQUISITE PARTIES").

                                    RECITALS

         WHEREAS, the Company, the Requisite Parties and certain other individuals and entities entered into an Investor Rights Agreement (the "INVESTOR RIGHTS AGREEMENT"), dated as of September 15, 2000;

         WHEREAS, pursuant to Section 7.3 of the Investor Rights Agreement, the consent of the Company, the holders of at least two-thirds of the outstanding Series A Shares and the holders of at least two-thirds of the outstanding Ordinary Shares held by the Ordinary Shareholders, is required to amend the Investor Rights Agreement;

         WHEREAS, the Requisite Parties own the number of Ordinary Shares and Series A Shares set forth on EXHIBITS C AND D hereto, respectively, sufficient to amend the Investor Rights Agreement; and

         WHEREAS, the Company and the Requisite Parties desire that Juniper and OrbiMed Advisors shall become parties to the Investor Rights Agreement and further desire to amend the Investor Rights Agreement, in each case in accordance with the terms of this Amendment.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and mutual covenants contained in this agreement, the parties hereto hereby agree as follows:

         1. AMENDMENT. The parties hereby agree that the following amendments shall be made to the Registration Rights Agreement:

         (a) In Section 1.3, the definition of "Registrable Securities" shall be deleted and replaced in its entirety by the following:

         "REGISTRABLE SECURITIES" shall mean (i) Ordinary Shares or other securities issued or issuable pursuant to the conversion of the Series A Shares; (ii) Ordinary Shares or other securities issued or issuable with respect to the Series A Shares by reason of any share split, share dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event (a "Reorganization"), (iii) Ordinary

         Shares held by the Ordinary Shareholders on the date hereof (and expressly excluding any such shares acquired by the Ordinary Shareholders after the date hereof other than as described in the immediately following clauses (iv) and (vi)), (iv) Ordinary Shares issued or issuable pursuant to the exercise of options originally issued to Discount Investment Corporation Ltd. PEC Israel Economic Corporation Ltd., Elron Electronics Industries, ThermoTrex Corporation and Trimaran Investment Trust, that are subject to that certain Option Amendment Agreement, dated August 9, 2000, between the Company and such entities, (v) Ordinary Shares issued or issuable to OrbiMed Advisors and the OrbiMed Investors in lieu of options to be granted pursuant to
         Section 4.2 of the Investor Rights Agreement prior to this Amendment, and (vi) other Ordinary Shares or other securities issued or issuable with respect to the Ordinary Shares referred to in the immediately preceding clauses (i), (iii), (iv) or (v) in connection with any Reorganization; PROVIDED, HOWEVER, that Registrable Securities shall not include securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) publicly sold pursuant to Rule 144 under the Securities Act, or (c) sold by a person in a transaction in which the holder's registration rights have not been assigned in accordance with Section 3.14 hereof. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, or a right attaching to holders of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Ordinary Shares issued or issuable upon conversion of the Series A Preferred Shares, and such right shall likewise inure to the benefit of the holders of Series A Preferred Shares, even if such conversion has not been effected.

         (b) Juniper shall be deemed to be included in the definition of "Ordinary Shareholders" for all purposes under the Investor Rights Agreement, PROVIDED, HOWEVER, that any references to "the date hereof" or other terms of similar import shall, with respect to Juniper, mean the date of this Amendment.

         (c) The first two sentences of Section 4.2 are hereby deleted. The OrbiMed Investors and the Company hereby release each other from any obligation pursuant such sentences. It is agreed that in lieu of the issuance of options to purchase Ordinary Shares to the OrbiMed Director, the Company shall issue options to the OrbiMed Investors as follows:


--------------------------------------------------------------------------------------------------------
                            ENTITY                       NO. OF ORDINARY SHARES SUBJECT TO OPTION
--------------------------------------------------------------------------------------------------------
Caduceus Private Investments L.P.                                         3,596
OrbiMed Advisors LLC                                                      3,596
Eaton Vance Worldwide Health Sciences Portfolio                           1,283
Finsbury Worldwide Pharmaceutical Trust                                   1,283
OrbiMed Associates LLC                                                     242
--------------------------------------------------------------------------------------------------------

         (d) Exhibit A to the Investor Rights Agreement is amended so that the name of "Jonathan Kahan" is inserted beneath "Trimaran Investment Trust" such it is clarified that "Jonathan Kahan" is an Ordinary Shareholder.

         2.       INTERPRETATION.

         (a) From and after the date of this Amendment, all references in the Investor Rights Agreement to the Agreement shall be deemed to be references to the Agreement as amended hereby.

         (b) Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Investor Rights Agreement.

         3.       MISCELLANEOUS

         (a) TRANSFER; SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

         (b) GOVERNING LAW. This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of New York excluding the conflict of laws provisions thereof.

         (c) NOTICES. Any and all notices, requests, consents and other communications hereunder and under the Investor Rights Agreement shall be sent in accordance with the Investor Rights Agreement and, in the case of Juniper and OrbiMed Associates to the addresses set forth alongside their respective signatures.

         (d) LIMITATION. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Investor Rights Agreement.

         (e) COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]


                                       3
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         The parties hereto have executed this Amendment No. 1 to the
Registration Rights Agreement as of the date first written above.

                                      GIVEN IMAGING LTD.


                                      By: Zvi Ben David
                                         ---------------------------------------
                                         Name:  Zvi Ben David
                                         Title: VP & CFO



                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                      PW JUNIPER CROSSOVER FUND, LLC



                                      By: /s/ Eric A. Bittelman
                                         --------------------------------
                                         Name:  Eric A. Bittelman
                                         Title: CFO of Member of Managing Member





                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                      ORBIMED ADVISORS, LLC


                                      By: /s/ Eric A. Bittelman
                                         --------------------------------
                                         Name:  Eric A. Bittelman
                                         Title: CFO









                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                         RDC RAFAEL DEVELOPMENT CORPORATION LTD.


                                         By: /s/ Yoran Tal          Reuben Baron
                                            ------------------------------------
                                            Name:  Yoran Tal        Reuben Baron
                                            Title: Director         CEO











                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                           DISCOUNT INVESTMENT CORPORATION LTD.


                                           By: /s/ Shlomo Cohen
                                              ----------------------------------
                                              Name:  Shlomo Cohen
                                              Title:











                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                            ELRON ELECTRONIC INDUSTRIES LTD.


                                            By: /s/ Ami Erel       Doron Birger
                                               ---------------------------------
                                               Name:  Ami Erel     Doron Birger
                                               Title: CEO          CFO












                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                          THERMO ELECTRON CORPORATION


                                          By: /s/ Theo Relas-Kyriazi
                                             --------------------------------
                                             Name:  Theo Relas-Kyriazi
                                             Title: CFO, VP

















                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                           TRIMARAN INVESTMENT TRUST


                                           By: /s/ Michael Agur
                                              --------------------------------
                                              Name:  Michael Agur
                                              Title: Managing Director












                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                   CADUCEUS PRIVATE INVESTMENTS, L.P.


                                   By: OrbiMed Capital, LLC, its general partner


                                   By: /s/ Eric A. Bittelman
                                      ------------------------------------------
                                      Name:  Eric A. Bittelman
                                      Title: CFO
















                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                          EATON VANCE WORLDWIDE HEALTH
                                          SCIENCES PORTFOLIO


                                          By: /s/ Eric A. Bittelman
                                            ---------------------------
                                            Name:  Eric A. Bittelman
                                            Title: CFO of Investment Manager




















                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                         FINSBURY WORLDWIDE PHARMACEUTICAL TRUST


                                          By: /s/ Eric A. Bittelman
                                            ---------------------------
                                            Name:  Eric A. Bittelman
                                            Title: CFO of Investment Manager
















                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                  ORBIMED ASSOCIATES, LLC

                                  By: OrbiMed Advisors, LLC, its managing member


                                  By: /s/ Eric A. Bittelman
                                    ---------------------------
                                    Name:  Eric A. Bittelman
                                    Title: CFO




























                      SIGNATURE PAGE TO GIVEN IMAGING LTD.
                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A

                                ORDINARY HOLDERS

RDC Rafael Development Corporation Ltd.

Discount Investment Corporation Ltd.

Elron Electronic Industries Ltd.

Thermo Electron Corporation

Trimaran Investment Trust

                                    EXHIBIT B

                                ORBIMED INVESTORS

Caduceus Private Investments L.P.

Eaton Vance Worldwide Health Sciences Fund

Finsbury Worldwide Pharmaceutical Trust

OrbiMed Associates LLC

                                    EXHIBIT C

                                ORDINARY HOLDERS


-------------------------------------------------------------------------------------------------------
                       NAME                      NO. OF ORDINARY SHARES    % OF OUTSTANDING ORDINARY
                                                                            SHARES HELD BY ORDINARY
                                                                          SHAREHOLDERS (AS DEFINED IN
                                                                              THE INVESTOR RIGHTS
                                                                                   AGREEMENT)
-------------------------------------------------------------------------------------------------------
RDC Rafael Development Corporation Ltd.                8,286,732                     56.7%

Discount Investment Corporation Ltd.                   3,026,152                     20.7%

Elron Electronic Industries Ltd.                       1,513,076                     10.4%

Thermo Electron Corporation                            1,125,000                      7.7%

Trimaran Investment Trust                                656,990                      4.5%

TOTAL                                                 14,607,950                      100%

Total outstanding Ordinary Shares held by

Ordinary Shareholders                                 14,607,950
--------------------------------------------------------------------------

                                    EXHIBIT D

                                SERIES A HOLDERS


--------------------------------------------------------------------------------------------------------
                           NAME                             NO. OF SERIES A       % OF OUTSTANDING
                                                            PREFERRED SHARES     SERIES A PREFERRED
                                                                                       SHARES
--------------------------------------------------------------------------------------------------------
RDC Rafael Development Corporation Ltd.                       2,853,067               18.8%

Discount Investment Corporation Ltd.                          2,240,138               14.7%

Elron Electronic Industries Ltd.                              1,120,071                7.4%

Trimaran Investment Trust                                        63,412                0.4%

Caduceus Private Investments L.P.                             4,585,459               30.2%

Eaton Vance Worldwide Health Sciences Fund                      902,877                5.9%

Finsbury Worldwide Pharmaceutical Trust                         902,877                5.9%

OrbiMed Associates LLC                                          170,653                1.1%

TOTAL                                                        12,838,554               84.5%

Total outstanding Series A Preferred Shares                  15,193,086
---------------------------------------------------------------------------------